UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2007 (June 21, 2007)

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(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

(703) 433-4000

Registrant’s Telephone Number, Including Area Code:

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

This current report on Form 8-K is filed for the purpose of filing the attached exhibits in connection with Registration Statement No. 333-138548.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Number	Exhibit

5.1	Opinion of Jones Day regarding validity.

5.2	Opinion of Polsinelli Shalton Flanigan Suelthaus PC

12	Computation of Ratio of Earnings to Fixed Charges.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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/s/ Michael T. Hyde
By:	Michael T. Hyde Assistant Secretary

Date: June 21, 2007

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